                                                                   EXHIBIT 10.18

                            MASTER RIGHTS AGREEMENT

     THIS MASTER RIGHTS AGREEMENT ("Agreement") is entered into as of August 11,
                                    ---------
1998, by and among Harborside Healthcare Corporation, a Delaware corporation (the "Company) and the initial Holders identified on Schedule A hereto.
      -------

                                R E C I T A L S

     A. This Agreement is being entered into pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 15, 1998 (as amended)
                ----------------
between the Company and HH Acquisition Corp., a Delaware corporation
("MergerCo").
  --------

     B. Pursuant to the Merger Agreement, MergerCo will be merged into the Company (the "Merger"), and the initial Holders identified on Schedule A hereto
              ------
will be stockholders of the Company. The purpose of this Agreement is to grant certain rights to such stockholders as set forth herein.

                               A G R E E M E N T

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   CERTAIN DEFINITIONS; EFFECTIVENESS.
          ----------------------------------

          1.1.  The following terms shall have the following meanings:

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person will be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Berkshire Stockholders" means the initial Holders identified as such on Schedule A hereto.

          "Berkshire Registrable Securities" means the Registrable Securities held by the Berkshire Stockholders as of immediately after the Effective Time.

          "Class D Investors" means, as of any date of determination, the Holders of Class D Common Stock of the Company.

          "Commission" means the Securities and Exchange Commission or any successor organization.
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          "Charter" means the Amended and Restated Certificate of Incorporation of the Company as in effect immediately after the Effective Time and as such Amended and Restated Certificate of Incorporation may thereafter from time to time be amended in accordance with applicable law and such certificate.

          "Effective Time" means the time at which the Merger becomes effective as specified in the Merger Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "Holders" means, as of any date of determination, the holders of record of Registrable Securities other than any Persons to whom Registrable Securities have been transferred who are not Permitted Assignees under Section
12.3 hereof.

          "Investcorp Investors," at any date of determination, means all of the following who are then Holders: Investcorp Bank E.C. and its Affiliates and any other investor with whom Investcorp Bank E.C. or any Affiliate thereof has an administrative relationship.

          "Initial Public Offering" shall have the meaning ascribed to that term in the Charter as in effect immediately after the Effective Time.

          "Person" means an individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

          "register," "registered" and "registration" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act, the declaration or ordering of effectiveness of such registration statement by the Commission and the compliance with all applicable state securities or blue sky laws which will permit the sale of Registrable Stock to the public.

          "Registrable Securities" means as of any date of determination: (a) the shares of Class A Common Stock of the Company held by any of the Berkshire Stockholders as of immediately following the Effective Time as reflected on Schedule A hereto; (b) the shares of Class B Common Stock, Class C Common Stock and Class D Common Stock of the Company held by Investcorp Investors outstanding as of immediately following the Effective Time as reflected on Schedule A hereto; (c) any additional shares of any class or series of common equity securities of the Company (or securities convertible into or exercisable or exchangeable for any such additional shares) acquired prior to the Initial Public Offering by an Investcorp Investor; (d) any additional shares of any class or series of common equity securities of the Company (or securities convertible into or exercisable or exchangeable for any such additional shares) acquired prior to an Initial Public Offering by a Berkshire Stockholder pursuant to clause (ii) of Section 11.1 hereof and (e) any shares of capital stock of the Company issued on account of any of the foregoing in connection with any stock split or stock dividend effected after the Effective Time and any equity securities of any other issuer issued in exchange for any of the foregoing in

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connection with any merger, consolidation, reorganization or recapitalization involving the Company or its securityholders which is effected after the Effective Time. Notwithstanding anything to the contrary in this Agreement, (x) any particular Registrable Securities shall cease to be Registrable Securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such stock shall have been disposed of in accordance with such registration statement, or when such securities cease to be outstanding and (y) any Berkshire Registrable Securities beneficially owned by a Holder who beneficially holds less than 1% of the outstanding common equity securities of the Company and can sell all common equity securities of the Company beneficially held by such Holder pursuant to Rule 144(k) under the Securities Act shall be excluded from the definition of Registrable Securities.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          Certain other items are defined elsewhere in this Agreement.

          1.2. This Agreement shall be deemed effective upon and only upon the Effective Time.

     2.   DEMAND REGISTRATION.
          -------------------

          2.1.  Written Request.  Commencing on the earlier of (i) 90 days after
                ---------------
the closing of an Initial Public Offering and (ii) the fifth anniversary of the date on which the Effective Time occurs, Holders who are Investcorp Investors shall have the right, exercisable for up to a total of three (3) effective registration statements, to require the Company to register under the Securities Act such number of Registrable Securities as such Holders shall designate for sale in a written request to the Company (a "Demand Registration"); provided,
                                             -------------------    --------
however, that, the aggregate number of Registrable Securities to be so
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registered is equal to or greater than two percent (2%) of the total outstanding common equity interests of the Company then outstanding.

          2.2.  Demand Registration.
                -------------------

                2.2.1. If the Demand Registration is requested pursuant to
Section 2.1 hereof, the Company agrees to use its reasonable best efforts to cause to be filed at the earliest possible date, and in no event later than 60 days from the receipt of such request, and declared effective within 120 days of such request a registration statement covering such Registrable Securities as are designated for sale in such Demand Registration request on an appropriate registration form pursuant to the Securities Act. A registration shall not count as a Demand Registration until it has become effective; provided that all of the
                                                        --------
other obligations of the Company to the Holders of Registrable Securities included therein will remain in effect whether or not such registration is counted as a Demand Registration; and provided, further, that, after the filing
                                      --------  -------
of a registration statement pursuant to a Demand Registration request until such time as such registration statement becomes effective, the holders of a majority of the Registrable Securities included therein pursuant to the demand rights granted under this Section 2 may, by written notice to the Company, request that such registration statement be withdrawn, and the

Company shall thereafter promptly notify the appropriate staff of the Commission that such registration statement (and any request for acceleration of effectiveness thereof) is being withdrawn.

          2.2.2. The Company shall be entitled to postpone for a reasonable period of time (not to exceed six (6) months) the filing of a registration statement pursuant to the Demand Registration if, within 10 business days after the Company receives the Demand Registration request, the Company shall furnish to the Holders making such request a certificate signed by an executive officer of the Company stating that in the good faith belief of a majority of the Board of Directors, it would be in the best interests of the Company and its stockholders to defer the filing required hereunder. Such certificate shall summarize the reasons for such good faith belief, and such Holders shall be entitled to discuss the reasons given with the entire Board of Directors.

          2.2.3. At least 30 days before the anticipated filing date of the Demand Registration, the Company shall give written notice of such proposed filing to each Holder of Berkshire Registrable Securities and such notice shall offer each such Holder the opportunity to include in such registration statement the Registrable Securities then owned by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number of Registrable Securities to be included in such registration statement and the intended method of disposition), up to an amount equal to the number of Registrable Securities held by such Holder multiplied by the quotient of the number of Registrable Securities to be registered by Investcorp Investors and the total number of Registrable Securities held by Investcorp Investors.

          2.2.4. The Company will not, without the written consent of a majority in interest of the Investcorp Investors, include in any Demand Registration securities for sale for the account of any Person other than Investcorp Investors or the Holders of Berkshire Registrable Securities.

          2.2.5. In the event that a Demand Registration is proposed to be effected through an underwritten offering, (x) the provisions of Section 3.1.1 or 3.1.2, as applicable, shall govern such Demand Registration, (y) (I) the Company shall have the right in its sole discretion to select the managing underwriter if 50% or more of the shares to be included in such offering will be sold for the account of the Company and (II) in connection with any other Demand Registration which is to be an underwritten offering, the Investcorp Investors joining in such Demand Registration, by action of the Investcorp Investors holding a majority in interest of the common equity interests to be included in such offering, shall have the right in their sole discretion to select the managing underwriter, and (z) the Company shall make its senior management available to provide reasonable and customary assistance to the underwriters in connection with the marketing of the securities included therein.

          2.2.6 Prior to the Initial Public Offering, the demand rights granted pursuant to this Section 2 (and any rights incident thereto) shall be exercisable by the holders of a majority of the outstanding shares of Class D Common Stock of the Company.

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

     3.   COMPANY REGISTRATION.
          --------------------

          3.1. If the Company proposes to file a registration statement with respect to common equity securities of the Company (other than a Demand Registration or a registration statement on Form S-8 or S-4 or comparable successor forms or a registration statement relating to a dividend reinvestment plan) which is available for use for the sale of Registrable Securities under the Securities Act, then the Company shall give written notice of such proposed filing at least 30 days before the anticipated filing date of such registration statement to each Holder, and such notice shall offer each Holder the opportunity to include in such registration statement the Registrable Securities then owned by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number of Registrable Securities to be included in such registration statement and the intended method of disposition). The Company shall include in any such registration statement all such Registrable Securities requested to be included. Notwithstanding the foregoing:

               3.1.1. if (x) the registration statement relates to an underwritten offering which includes shares to be offered and sold for the account of the Company and (y) the managing underwriter of any such offering advises the Company in writing (with a copy to the Holders and the Other Rights Holders) that the total number of shares which the Company, the Holders, and other Persons whose contractual rights (now existing or hereafter granted) give them the right to be included in such registration (the "Other Rights Holders")
                                                         --------------------
intend to include in such offering is sufficiently large to affect materially and adversely the ability of such underwriter to complete successfully an offering that does not significantly and adversely impact the market price of the shares being offered, then the number of shares to be included in such registration statement and offering for the account of the Holders and the Other Rights Holders shall be reduced pro rata so that the aggregate amount of shares included in such registration statement and offering for the account of the Holders and the Other Rights Holders, together with the shares to be sold for the account of the Company, does not exceed the amount that such managing underwriter determines in good faith can be sold in such offering without materially and adversely affecting the ability of such managing underwriter to complete successfully such offering without significantly and adversely affecting the market price of the shares being offered; and

               3.1.2. if (x) the registration statement relates to an underwritten offering which does not include shares to be sold for the account of the Company and (y) the managing underwriter advises (in writing) the Holders and the Other Rights Holders who have requested that shares be included therein that the total number of shares which the Holders and the Other Rights Holders intend to include in such offering is sufficiently large to affect materially and adversely the ability of such underwriter to complete successfully an offering that does not significantly and adversely affect the market price of the shares being offered, then the number of shares to be included in such registration statement and offering for the accounts of the Holders and the Other Rights Holders shall be reduced pro rata so that the aggregate amount of shares included in such registration statement and offering for the accounts of Holders and the Other Rights Holders in the aggregate does not exceed the amount that such managing underwriters determine in good faith can be sold in such offering without materially and adversely affecting

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

the ability of such managing underwriter to complete successfully such offering without significantly and adversely affecting the market price of the shares being offered.

          3.2. The Company may require each Holder to furnish to the Company information regarding such Holder and the intended manner of disposition of such Holder's Registrable Securities, and Holders shall furnish such information to the Company and any other information as shall be required by law or by the Commission in connection therewith.

          3.3. In connection with any registration pursuant to this Section 3 which relates to a proposed underwritten offering in which 50% or more of the shares included in such offering are to be sold for the account of the Company, the Company shall have the right in its sole discretion to select the managing underwriter. In connection with any other registration pursuant to this Section 3 which relates to a proposed underwritten offering, holders of a majority of the shares to be included therein pursuant to contractual registration rights (now existing or hereafter granted) shall have the right to select the managing underwriter and, in the absence of such a majority designation, the managing underwriter will be selected by the Company.

     4.   REGISTRATION PROCEDURES.
          -----------------------

          4.1. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, the Company will, as expeditiously as possible:

                4.1.1. (A) prepare and file with the Commission a registration statement with respect to such Registrable Securities, (B) promptly respond to all comments received with respect to such registration statement and make and file all amendments thereto deemed necessary by the Company's legal counsel, and
(C) thereafter use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company shall not be
                               --------  -------
required to cause such registration statement to become effective if the Company's legal counsel delivers a reasoned written opinion to the Company that it is likely that the Commission will commence proceedings either to issue an order under Section 8(b) of the Securities Act refusing to permit such registration statement to become effective or to issue a stop order under
Section 8(d) of the Securities Act suspending the effectiveness of such registration statement;

                4.1.2. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement accurate and effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of by the Holder or Holders thereof set forth in such registration statement or for the longer of (A) nine months or
(B) if the Company is eligible to conduct a continuous secondary offering pursuant to Rule 415 under the Securities Act, two years; and will furnish to each such Holder at least two (2) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus, and shall not file any such amendment or supplement to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

          4.1.3. furnish to each Holder whose Registrable Securities are included in such registration statement such number of conformed copies of such registration statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request;

          4.1.4. use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder whose Registrable Securities are included in such registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4.1.4 be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          4.1.5. if such registration statement relates to an underwritten offering, obtain and furnish to each Holder whose Registrable Securities are included in such registration statement a signed counterpart, addressed to such Holder, of the legal opinions and accountants' comfort letters which are to be delivered to the underwriters;

          4.1.6. promptly notify each Holder whose Registrable Securities are included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall promptly prepare a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          4.1.7. otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                4.1.8. if any class of equity security of the Company is listed on a national securities exchange or quoted on Nasdaq, use its best efforts to comply with the requirements of such exchange or Nasdaq for inclusion of the Registrable Securities covered by such registration statement for listing on each such securities exchange or for quotation on Nasdaq;

                4.1.9. if requested by a Holder whose Registrable Securities are included in such registration statement or the managing underwriters retained in the case of a Demand Registration, and subject to the reasonable judgment of the Company and its counsel and to applicable law, promptly include in a prospectus supplement or post-effective amendment such information concerning such Holder or such Holder's Registrable Securities covered thereby and/or the intended method of distribution of such Registrable Securities which is furnished to the Company by such Holder or in writing and expressly for use in the prospectus, and promptly make all required filings of such prospectus supplement or post-effective amendment.

     5.   UNDERWRITING AGREEMENT.
          ----------------------

          5.1. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of Holders pursuant to a registration requested under Section 2 or 3 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering; such agreement to contain representations and warranties by the Company and other terms and provisions not inconsistent with this Agreement as are customarily contained in such underwriting agreements, including, without limitation, indemnities to the effect and to the extent provided in Section 8 hereof, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in such underwriting agreements and shall be otherwise reasonably satisfactory to such Holders. Holders on whose behalf shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holders, such Holders' Registrable Securities and such Holders' intended method or methods of disposition and any other representations required by law or to indemnify (or contribute with respect to an indemnifiable claim) the Company or any underwriters of the Registrable Securities, except as set forth in Section 8 hereof.

     6.   LOCK-UP.
          -------

          6.1.  Initial Public Offering.  Holders of Berkshire Registrable
                -----------------------
Securities shall, if and to the extent requested in writing by the managing underwriter of the Initial Public Offering, not sell or transfer (other than as part of such Initial Public Offering) any common equity securities of the Company or any securities convertible into, or exercisable or exchangeable for, common equity securities of the Company within the period of 180 days after the effective date of the registration statement relating to such Initial Public Offering or such shorter period as may be acceptable to such managing underwriter.

          6.2.  Secondary Offerings.  Holders of Berkshire Registrable
                -------------------
Securities shall, if and to the extent requested in writing by the managing underwriter of any underwritten offering that is not the Initial Public Offering, with respect to a registration statement filed prior to the third anniversary of the Initial Public Offering, not sell or transfer (other than as part of such offering) any common equity securities of the Company or any securities convertible into, or exercisable or exchangeable for, such common equity securities of the Company within the period of 90 days after the effective date of the registration statement relating to such offering or such shorter period as may be acceptable to such managing underwriter.

     7.   REGISTRATION EXPENSES.
          ---------------------

          7.1. The Company agrees to pay, in connection with each registration of Registrable Securities requested or filed pursuant to Sections 2 or 3 hereof, all registration expenses; provided, however, each Holder participating therein
                           --------  -------
shall be responsible for any underwriting discounts and selling commissions in connection with the shares of such Holder sold pursuant thereto.

     8.   INDEMNIFICATION AND CONTRIBUTION.
          --------------------------------

          8.1.  Indemnification by Company.  The Company agrees to indemnify, to
                --------------------------
the fullest extent permitted by law, each Holder, each of its officers, trustees, trust beneficiaries, directors, employees and partners, and each Person who controls such Holder within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act (each, a "Stockholder
                                                               -----------
Indemnified Party") against any and all losses, claims, damages, liabilities or
-----------------
expenses (including, without limitation, the reasonable legal fees and expenses of legal counsel), joint or several (collectively, "Damages") to which they or
                                                    -------
any of them may become subject: (i) under the Securities Act, the Exchange Act, or otherwise, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment to any of the foregoing, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(ii) as a result of or in connection with any violation of applicable federal, state or foreign laws or regulations (collectively, "Laws") by the Company
                                                     ----
(other than as a result of any act committed by or omission of a Stockholder Indemnified Party without the Company's approval) or any of the Company's employees, officers or directors in connection with any such registration and the Company will reimburse any Stockholder Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such claim or threatened claim for such Damages; provided,
                                                               --------
however, that the Company will not be liable to a Stockholder Indemnified Party
-------
if any such Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Stockholder Indemnified Party in a signed document stating that such information is specifically for use therein; provided, further, that the foregoing indemnity
                                 --------  -------
is subject to the condition that, insofar as it related to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424(b) under the Securities Act), such indemnity shall not inure to the benefit of a Holder from whom the Person asserting any Damages purchased the Registrable Securities which are the subject thereof, if copies of such final prospectus were delivered to such Holder on a timely basis and such Holder did not deliver to such Person the final prospectus with or prior to the written confirmation for the sale of such Registrable Securities to such Person. In connection with an Underwritten Offering, the Company will indemnify the underwriters thereof to the same extent as provided above with respect to the indemnification of Stockholder Indemnified Parties and use its reasonable best efforts to obtain a reciprocal and mutual indemnity from the underwriters. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder Indemnified Party and shall survive any transfer by the same of the Registrable Securities of the Holders.

          8.2.  Indemnification by Holders.  Each Holder whose Registrable
                --------------------------
Securities are included in a registration statement will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such registration statement (or prospectus included therein) to be filed or used under this Agreement, and each of them agrees to indemnify and hold harmless to the fullest extent permitted by law, the Company, each person who signed the registration statement, and each Person who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each, a "Company Indemnified Party" and, collectively with Stockholder Indemnified
--------------------------
Parties, the "Indemnified Parties") against joint or several Damages to which
              -------------------
they or any of them may become subject (i) under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing by such Holder to the Company in a signed document stating that such information is specifically for use therein; or (ii) as a result of or in connection with any violation of applicable Laws by such Holder (other than as a result of any act committed by or omission of a Company Indemnified Party) or any general or limited partners, employees, officers or directors of such Holder in connection with any such registration. Notwithstanding the foregoing, the liability of a Holder pursuant to this Section 8, except for any liability resulting from the willful misconduct or intentional action of such Holder, shall not exceed an amount equal to the proceeds realized by such Holder of Registrable Securities sold as contemplated herein.

          8.3.  Conduct of Indemnification Proceedings.  Promptly after receipt
                --------------------------------------
by an Indemnified Party under Sections 8.1 or 8.2 above of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing at the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which such party may have under this Section 8 except to the extent that the indemnifying party has been prejudiced in any material respect by such failure or from any liability which such party may have otherwise). In case any such action is brought against any Indemnified Party, and the Indemnified Party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party, if any, so notified, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of the commencement of the action. Anything in this subsection to the contrary notwithstanding: (A) an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; and (B) no indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          8.4.  Contribution.  In order to provide for contribution in
                ------------
circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable or is insufficient to hold harmless an Indemnified Party, then the indemnifying party and the Indemnified Party shall contribute to the aggregate Damages of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting from Damages suffered by the indemnifying party any contribution received by the indemnifying party from Persons, other than the Indemnified Party, who may also be liable for contribution, including Persons who control the indemnifying party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to which the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, may be subject, in such proportions as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in Damages, as well as any other relevant equitable considerations.

          8.5.  Determination of Fault.  The relative fault of the parties shall
                ----------------------
be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by a party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to Section 8.4 and this Section 8.5 was determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the foregoing, (i) any underwriting agreement entered into pursuant hereto may provide that in no case shall any underwriter (except as may be provided in any agreement among underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Registrable Securities purchased by such underwriters, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under Section 8.4 and this Section 8.5, notify such party or parties from which contribution may be sought of any obligation it or they may have under Section 8.4 and this Section 8.5 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, the liability of a Holder except for any liability resulting from the willful misconduct or intentional action of such Holder shall not exceed an amount equal to the proceeds realized by such Holder of Registrable Securities sold as contemplated herein.

     9.   RULE 144 SALES.
          --------------

          (i)  Exchange Act Compliance.  The Company covenants that, so long as
               -----------------------
it is subject to the reporting requirements of the Exchange Act, it will use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act on a timely basis.

          (ii) Cooperation with Holders.  In connection with any sale, transfer
               ------------------------
or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall, to the extent permissible under applicable law, cooperate with such Holder to facilitate such sale, transfer or other disposition.

     10.  INFORMATION RIGHTS.
          ------------------

          10.1. From and after the Effective Time and so long as the Berkshire Stockholders collectively and beneficially own (A) at least 90% of the common equity securities of the Company held by such Berkshire Stockholders immediately after the Effective Time and (B) at least five percent (5%) of the outstanding common equity securities of the Company (clauses (A) and (B) together, the "Retention Condition"), the Company shall, on a timely basis, furnish such
 -------------------
Berkshire Stockholders with annual and quarterly reports concerning the Company, the content of which will be substantially as would be required to be publicly disclosed by an issuer whose securities are registered under Section 12 of the Exchange Act.

          10.2. So long as the Retention Condition remains satisfied, the Company shall, on a timely basis, furnish the Berkshire Stockholders with the written materials that the Company submits to the members of its Board of Directors if either (A) a material default under any of the Company's material debt agreements shall have occurred and is continuing; or (B) the fifth anniversary of the Effective Time shall have occurred and no Initial Public Offering shall have been consummated. To the extent such written materials contain material, nonpublic information about the Company or information which is otherwise marked as confidential, the Berkshire Stockholders will treat such information as confidential.

     11.  FUTURE COMMON EQUITY OFFERINGS.
          ------------------------------

          11.1.  The Company agrees with the Berkshire Stockholders as follows:
In the event that, during the period beginning immediately after the Effective Time up to but not including the Initial Public Offering, the Company intends to engage in a New Common Equity Offering (as defined below), it shall (i) issue all common equity interests in such New Common Equity Offering at a price that is not less than the fair market value of such common equity interests as determined, in good faith, by the Board of Directors of the Company, or (ii) take steps as are necessary to enable all holders of then outstanding common equity interests (exclusive of stock options and other stock incentive arrangements) to participate pro rata in the New Common Equity Offering through reasonable procedures prescribed in good faith by the Board of Directors of the Company. For purposes hereof, a "New Common Equity Offering" means the issuance by the Company of common equity securities, or securities convertible into, or exercisable or exchangeable for, common equity securities other than issuance of any common equity interests (x) in connection with stock incentive or compensation plans approved by the Board of Directors of the Company and (y) to sellers of businesses in connection with acquisitions of such businesses by the Company or similar transactions by the Company (or a subsidiary of the Company).

     12.  MISCELLANEOUS.
          -------------

          12.1.  Notices.  All notices, instructions and other communications in
                 -------
connection with this Agreement shall be in writing and may be given by (i) personal delivery, (ii) sent by certified mail, return receipt requested, postage prepaid, or (iii) delivery by a nationally recognized overnight courier, to the parties at the addresses of each as set forth on the signature pages to this Agreement (or at such other address as the Company may specify in a notice to the other parties or as any other party may specify in a notice to the Company and the other parties). Notices shall be deemed to have been given (A) when actually delivered personally, (B) the next business day if sent by overnight courier (with proof of delivery), and (C) on the fifth day after mailing by certified mail.

          12.2.  No Waiver.  No course of dealing and no delay on the part of
                 ---------
any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement, or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

          12.3.  Binding Effect; Assignability.  This Agreement may not be
                 -----------------------------
assigned by any Holder under any circumstances except to a Permitted Assignee. As used herein, "Permitted Assignee" means (a) a Person to whom record ownership of Registrable Securities is transferred by a Holder without violation or breach of the Charter or any agreement restricting such transfer provided that the
                                                          --------
transferring Holder shall give at least 10 days advance notice of such transfer to the Company and provided further that, with respect to any transfer to any
                   -------- -------
Person who is not an Investcorp Investor after giving effect to such transfer, such Permitted Transferee holds no less than 25,000 shares of Class A common stock of the Company or, if the Initial Public Offering has occurred, 25,000 shares of common stock of the Company (in each case as such amount may be adjusted to reflect any stock split, stock dividend or similar transaction) and all the shares so held are subject to the terms and provisions of this Agreement or (b) any Investcorp Investor. This Agreement shall be binding upon the Company and its successors and upon the successors and Permitted Assignees of the Holders.

          12.4.  Amendment and Waiver.  The rights of the Holders and the
                 --------------------
obligations the Company hereunder are subject to amendment upon and any non-compliance by the Company may be waived by, the written consent of the Company and a majority in interest of the Holders of Registrable Securities; provided
                                                                     --------
that (i) no such amendment or waiver which adversely affects Holders who are Investcorp Investors shall be effective unless a majority in interest of Holders who are Investcorp Investors shall also give their consent thereto, (ii) no such amendment or waiver which adversely affects Holders who are not Investcorp Investors shall be effective unless a majority in interest of the Holders who are not Investcorp Investors shall also give their consent thereto and (iii) waivers and amendments of Sections 10 or 11 shall be effective only upon the written consent of the Company and the Berkshire Stockholders. Any amendment satisfying the foregoing requirements, as applicable, shall be binding upon all parties and Holders, as applicable.

          12.5.  Governing Law; Service of Process.  This Agreement shall be
                 ---------------------------------
construed as to both the validity and performance in accordance with, and governed by, the laws of the State of New York applicable to agreements to be performed in New York, without regard to principles of conflict of laws. Each of the parties hereto irrevocably consents to the jurisdiction and venue of any state or federal court situated in the City of New York in the State of New York, and further consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at its address pursuant to Section 12.1 hereof.

          12.6.  Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

          12.7.  Headings; Sections.  All headings and captions in this
                 ------------------
Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement. All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

          12.8.  Entire Agreement.  This Agreement contains, and is intended as,
                 ----------------
a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

          12.9.  Severability.  In the event that any one or more of the
                 ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired in any way thereby.



          [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement is entered into as of the date first above written.

                                   HARBORSIDE HEALTHCARE CORPORATION

                                   By: /s/ William Stephan
                                       -------------------
                                       Name: William Stephan
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                   Address: 470 Atlantic Avenue
                                            Boston, MA 02210

                                   KRUPP ENTERPRISES, L.P.

                                   By: KGP-1 Incorporated
                                       its General Partner

                                       By: /s/ Douglas Krupp
                                           -----------------
                                           Name: Douglas Krupp
                                           Title: Chairman

                                   Address: 470 Atlantic Avenue
                                            Boston, MA 02210

                                   THE BERKSHIRE COMPANIES
                                   LIMITED PARTNERSHIP

                                   By: KGP-1 Incorporated
                                       its General Partner

                                       By: /s/ Douglas Krupp
                                           -----------------
                                           Name: Douglas Krupp
                                           Title: Chairman

                                   Address: 470 Atlantic Avenue
                                            Boston, MA 02210

                                   THE GEORGE KRUPP 1994 FAMILY TRUST

                                   By: /s/ Lawrence I. Silverstein
                                       ---------------------------
                                       Name: Lawrence I. Silverstein
                                       Title: Trustee

                                   By: /s/ Paul Krupp
                                       --------------
                                       Name: Paul Krupp
                                       Title: Trustee

                                   By: /s/ M. Gordon Ehrlich
                                       ---------------------
                                       Name: M. Gordon Ehrlich
                                       Title: Trustee

                                   Address: 470 Atlantic Avenue
                                            Boston, MA 02210

                                   THE DOUGLAS KRUPP 1994 FAMILY TRUST

                                   By: /s/ Lawrence I. Silverstein
                                       ---------------------------
                                       Name: Lawrence I. Silverstein
                                       Title: Trustee

                                   By: /s/ Paul Krupp
                                       --------------
                                       Name: Paul Krupp
                                       Title: Trustee

                                   By: /s/ M. Gordon Ehrlich
                                       ---------------------
                                       Name: M. Gordon Ehrlich
                                       Title: Trustee

                                   Address: 470 Atlantic Avenue
                                            Boston, MA 02210

                                             BALLET LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             DENARY LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             HIGHLANDS LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             GLEAM LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             NOBLE LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             OUTRIGGER LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 ------------------------------

                                             QUILL LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 -------------------------------

                                             RADIAL LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 -------------------------------

                                             SHORELINE LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 -------------------------------

                                             ZINNIA LIMITED

                                             By: /s/ H. Richard Lukens, III
                                                 -------------------------------

                                             INVESTCORP INVESTMENT
                                             EQUITY LIMITED

                                             By: /s/ Sydney J. Coleman
                                                 -------------------------------

                                             ANDOVER LIMITED

                                             By: /s/ Kenneth V. Shanahan
                                                 -------------------------------

                                             CORDAVILLE LIMITED

                                             By: /s/ Kenneth V. Shanahan
                                                 -------------------------------

                                          QUILL LIMITED

                                          By: /s/ H. Richard Lukens, III
                                              ----------------------------------

                                          RADIAL LIMITED

                                          By: /s/ H. Richard Lukens, III
                                              ----------------------------------

                                          SHORELINE LIMITED

                                          By: /s/ H. Richard Lukens, III
                                              ----------------------------------

                                          ZINNIA LIMITED

                                          By: /s/ H. Richard Lukens, III
                                              ----------------------------------

                                          INVESTCORP INVESTMENT EQUITY
                                          LIMITED

                                          By: /s/ Sydney J. Coleman
                                              ----------------------------------
                                              The Director Ltd., Director

                                          ANDOVER LIMITED

                                          By: /s/ Kenneth V. Shanahan
                                              ----------------------------------
                                              Martonmere Services Ltd., Director

                                          CORDAVILLE LIMITED

                                          By: /s/ Kenneth V. Shanahan
                                              ----------------------------------
                                              Martonmere Services Ltd., Director

                                         FOXBORO LIMITED

                                         By: /s/ Kenneth V. Shanahan
                                             -----------------------------------
                                             Martonmere Services Ltd., Director

                                         PATTENVILLE LIMITED

                                         By: /s/ Kenneth V. Shanahan
                                             -----------------------------------
                                             Martonmere Services Ltd., Director

                                         HBRS LIMITED

                                         By: /s/ Sydney J. Coleman
                                             -----------------------------------
                                             The Director Ltd., Director

                                                                Exhibit A
                                                                   to
                                                         Master Rights Agreement



                         Initial Berkshire Stockholders
                         ------------------------------


    Name                               Number and Class of Shares
    ----                               --------------------------
The George Krupp 1994 Family Trust     [217,840] shares of Class A Common Stock
The Douglas Krupp 1994 Family Trust    [217,841] shares of Class A Common Stock


                          Initial Investcorp Investors
                          ----------------------------

    Name                               Number and Class of Shares
    ----                               --------------------------
Andover Limited                        1,485,000 shares of Class B Common Stock
Cordaville Limited                     1,485,000 shares of Class B Common Stock
Foxboro Limited                        1,485,000 shares of Class B Common Stock
Pattenville Limited                    1,485,000 shares of Class B Common Stock
HBRS Limited                           640,000 shares of Class C Common Stock
Ballet Limited                         1,840 shares of Class D Common Stock
Denary Limited                         1,840 shares of Class D Common Stock
Highlands Limited                      1,840 shares of Class D Common Stock
Gleam Limited                          1,840 shares of Class D Common Stock
Noble Limited                          1,840 shares of Class D Common Stock
Outrigger Limited                      1,840 shares of Class D Common Stock
Quill Limited                          1,840 shares of Class D Common Stock
Radial Limited                         1,840 shares of Class D Common Stock
Shoreline Limited                      1,840 shares of Class D Common Stock
Zinnia Limited                         1,840 shares of Class D Common Stock
Investcorp Investment Equity Limited   1,600 shares of Class D Common Stock

                                       22